INVESTOR DAY November 3, 2015 Vince Kelly CEO

2 SAFE HARBOR STATEMENT This presentation includes forward‐looking statements that are subject to risks and  uncertainties relating to Spok’s future financial and business performance. Such  statements may include estimates of revenue, expenses, and income, as well as other  predictive statements or plans which are dependent upon future events or conditions.  These statements represent the Company’s estimates only on the date of this  presentation and are not intended to give any assurance as to actual future results.  Spok’s actual results could differ materially from those anticipated in these forward‐ looking statements. Although these statements are based upon assumptions that the  Company believes to be reasonable, based upon available information, they are subject  to risks and uncertainties. Please review the risk factors section relating to our  operations and the business environment in which we compete, contained in our 2014  Form 10‐K and related Company documents filed with the Securities and Exchange  Commission, for a description of these risks and uncertainties. Please note that Spok  assumes no obligation to update any forward‐looking statements contained in this  presentation or from past or future filings and conference calls.

3 PRESENTING  TODAY Vince Kelly Chief Executive Officer Hemant Goel President Tom Saine Chief Information Officer Kyle Gunderson Vice President of Development and  Chief Technology Officer  Shawn Endsley Chief Financial Officer Brian Edds Vice President of Product Strategy Gary Ash Global Executive Vice President of Sales

4 •Closing •Q&A •Solution  Development •Technical Support •Sales•Market Overview •Spok Overview •Our Strategy •Performance •Solution Direction TODAY’S AGENDA VINCE KELLY SHAWN ENDSLEY HEMANT GOEL BRIAN EDDS KYLE GUNDERSON GARY ASH TOM SAINE ALL

5 SPOK OVERVIEW Public  Company  Since 2004 Profitable &  Debt Free Return  Capital to  Shareholders Focus on  Growth Invest in  the Future Deliver smart, reliable communication solutions to help protect the health, well‐ being, and safety of people around the globe.

6 COMPANY VALUES VALUES We put the  customer first in  everything we do What we do matters:  our solutions improve  communications in  critical situations We are committed to  innovation and offering  new solutions for future  growth We are accountable  to each other,  to shareholders, and to our customers

7 THE BEST ADULT AND CHILDREN’S HOSPITALS CHOOSE SPOK Source: U.S. News & World Report’s  “Best Hospitals” list 2015‐16 5,000 ADULT HOSPITALS  SURVEYED 15 QUALIFIED  for “HONOR ROLL” ALL USE SPOK SOLUTIONS 184 CHILDREN’S HOSPITALS SURVEYED 12 QUALIFIED  for “HONOR ROLL” ALL USE SPOK SOLUTIONS Source: U.S. News & World Report’s  “Best Children’s Hospitals” list 2015‐16

8 HEALTHCARE: A KEY SPOK FOCUS • Healthcare sector now comprises over 69%  of Spok revenue, up from 61% in 2012  • Annual Healthcare Software revenues  increased 30.6% from 2012 to 2014 • Healthcare Wireless revenues have remained  relatively stable over the last 5 quarters, an  indication of the stickiness of this low cost,  reliable communications solution – Healthcare now represents over 75% of the  Company’s total units in service  Healthcare software solutions represent a  key long‐term growth engine for Spok  TOTAL  REVENUE MIX Healthcare 69% Indirect 5% Other 8% Large  Enterprise 8% Government 10% YTD Q3  2015 2012 Healthcare 61% Indirect 7% Other 12% Large  Enterprise 11% Government 9%

9 WHY CUSTOMERS HAVE CHOSEN SPOK Banner Health and Spok created a video to highlight ways Spok  technology improves staff communication and patient care

10 2015 REFLECTS SUCCESSFUL EXECUTION OF OUR STRATEGY Capitalized on Our New  Global Spok Brand Completed  Comprehensive Market  Evaluation Reorganized Our  Management Team Continued to Make  Significant Investments  in Key Spok Teams Met/Exceeded  Majority of Key  Performance Goals Committed a Minimum  of $26 Million to Our  Stockholders Strengthened Our  Balance Sheet

11 LONG‐RANGE PLAN GROWTH STRATEGY Focused on growth in Unified  Communication and Workflow  Collaboration Key “post‐MU” investment area  for health systems focused on  accountable care Incumbency is value…Spok  serves hundreds of U.S.  hospitals Significant whitespace  opportunity Building blocks are in place:  software, middleware,  integration, mobile, and multi‐ modal Integration across systems and  devices is key Pursue Growth in the Unified Communication and Collaboration Market

12 THE PROBLEM: ISLANDS OF INFORMATION IN HEALTHCARE Electronic Health  Record (EHR) System PBX System Patient Care and  Monitoring  Systems Picture Archiving  and  Communications  System (PACS) Patient Flow  System Resource  Scheduling Patient  Portals

13 THE ANSWER:   INTEGRATED ENTERPRISE COMMUNICATION SOLUTIONS Meeting unified  communication  requirements • Care coordination • Outcomes

14 ANALOGY: REMEMBER THESE ‘INDISPENSABLE’ SYSTEMS?

15 • Leverage our installed  base for innovation • Consolidate, integrate,  modernize, and extend  solution portfolio into  an integrated  enterprise solution • End‐to‐end solutions • Already helping leading  organizations solve  challenges • Our customers guide our  solutions and roadmap • Viewed as a strategic—not  basic—solution  SPOK SOLUTIONS IN THE MARKETPLACE FUTURE COMPETITIVE  OPPORTUNITY CURRENT COMPETITIVE  ADVANTAGE

16 A WORD ON PAGING Paging Revenue in Q3:  63.6% of Revenue Our Results Reflect  Continued Focus on  Paging We Expect Paging to  Decline but Erosion Has  Slowed Paging Integrated With  Software; New T5 Many Customers Have  Paging and Software Software Is Our Future,  But Paging Will Be  Around a Long Time

17 KEY POINTS IN SUPPORT OF OUR STRATEGY We are financially  strong, with an  extensive customer  base Product strategy and  development have a  clear vision and plan Our network and  underlying  infrastructure are  best‐in‐class Spok is well  positioned to provide  THE integrated  healthcare  communications and  collaboration  enterprise solution

PERFORMANCE Shawn Endsley Chief Financial Officer

19 2015 RESULTS TO DATE Grow software bookings and revenue Retain wireless subscribers and revenues Deploy capital to stockholders

20 GROW OUR SOFTWARE BOOKINGS AND REVENUE Software Bookings ‐ Cumulative M i l l i o n s *The software business was acquired on March 3, 2011. $8.7  $7.0  $8.8  $8.8  $9.0  $16.6  $14.3  $17.4  $19.9  $19.7  $25.1  $23.8  $26.5  $32.4  $28.6  $32.7  $33.2  $35.1  $45.4   $‐  $5.0  $10.0  $15.0  $20.0  $25.0  $30.0  $35.0  $40.0  $45.0  $50.0 2011 2012 2013 2014 2015 1Q 2Q 3Q 4Q * $6.6 in Federal  Public Safety

21 GROW OUR SOFTWARE BOOKINGS AND REVENUE Software Revenue  $20.2 $25.4 $32.4 $37.1 $25.5 $26.6 $13.8 $25.9 $27.9 $30.8 $22.8 $25.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2011 2012 2013 2014 2014 2015 M i l l i o n s Through 3Q TOTAL: $34.0 TOTAL: $51.3 TOTAL: $60.3 TOTAL: $67.9 TOTAL: $48.3 Growth: 12.6% Growth: 7.7% *The software business was acquired on March 3, 2011. * Operations Maintenance TOTAL: $52.0

22 $199.7  $168.4  $149.5  $132.4  $100.7  $90.3  $233.7  $219.7  $209.8  $200.3  $149.0  $142.3   $‐  $50.0  $100.0  $150.0  $200.0  $250.0  $300.0 2011 2012 2013 2014 3Q14 YTD 3Q15 YTD Wireless Revenue ‐ Actual Consolidated  Revenue RETAIN OUR WIRELESS REVENUE STREAM Wireless Revenue  M i l l i o n s Consolidated Revenue  Percent Change 3Q14 – 3Q15: ‐4.5% Wireless Revenue  Percent Change 3Q14 – 3Q15: ‐10.3% 2011‐2014 Wireless Revenue Percent Change: ‐33.7% 2011‐2014 Consolidated Revenue Percent Change: ‐14.3% Through 3Q

23 CUMULATIVE OPERATING CASH FLOW: 2004‐3Q2015 ‐ Generated  significant operating  cash flow since  inception of the  company. ‐ OCF – defined as  EBITDA less capital  expenses. $85.8 $230.8 $350.2 $456.4 $554.0 $636.1 $708.7 $771.9 $829.3 $879.6 $913.5 $939.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Cumulative Operating Cash Flow (OCF)M i l l i o n s

24 CUMULATIVE CAPITAL ALLOCATION: 2004‐2015 TOTAL  CUMULATIVE  FREE CASH:  $939.0 $0 $100 $200 $300 $400 $500 Long‐term Debt Repayment Distributions to Stockholders Stock Repurchase Acquisitions* Cash Balance 9/30/15 20%,  $191.9  47%,  $436.6  8%,  $75.9  13%,  $121.2  12%,  $113.4  Spok Holdings, Inc. Cumulative Free Cash Generated Since 2004 Merger as of 9/30/2015 *Amcom Software = $118.2 million actual cash invested exclusive of debt; IMCO CTRM application = $3.0  Millions

25  $‐  $4.0  $8.0  $12.0  $16.0  $20.0  $24.0  $28.0 $11.8  $8.1  $8.4  2015 COMMITMENT:  RETURN MINIMUM OF $26.0 MILLION TO STOCKHOLDERS Amount to Return in 4Q15 Millions Dividends Year‐to‐Date Stock  Repurchases** As of October 31, 2015 *Amount available for share repurchases in 4Q15 is $3.2 million. Regular and special dividend payment will be $5.2 million. **Repurchased 707,739 shares of common stock in 2015 *

MARKET OVERVIEW  Hemant Goel President

THE FUTURE OF SOLUTIONS

28 THE HEADLINES

29 HEALTHCARE ENVIRONMENT Rise in healthcare spending as a % of GDP IOM report on quality: “To Err Is Human” Regulatory intervention (HITECH) EMR/EHR adoption Patient engagement and satisfaction Clinician satisfaction and alignment • Value Based  Reimbursement • Accountable Care  Models • Patient Centered  Medical Homes • Meaningful Use

30 THE HEALTHCARE COMMUNICATIONS FACTOR 96% of  Clinicians:  Poor  communication  is a barrier Rise in healthcare spending  as a % of GDP IOM report on quality: “To  Err Is Human” Regulatory intervention  (HITECH) EMR/EHR adoption Patient engagement and  satisfaction Clinician satisfaction and  alignment Collaboration Communication Payment and care delivery models are becoming more collaborative,  making communications even more important. 97% of Clinicians:  Extended care team  collaboration is  critical Healthcare  Communications  and  Collaboration Opportunity

31 THE MOBILITY FACTOR All communications, including healthcare, are becoming more mobile. Healthcare  Mobile  Communications Opportunity U.S. Evolution to Smartphones SPOK BYOD SURVEY 2015 WHICH TYPES OF MOBILE  DEVICES DOES YOUR HOSPITAL  SUPPORT? TOP 3 190 230 260 274 80 45 25 16 2014 2016 2018 2020 S U B S C R I B E R S   I N   M I L L I O N S YEAR Smartphones Feature Phones Source: Frost & Sullivan, 2014 U.S. clinical mobility spending is forecasted  to reach $5.4 billion by 2016* *Source: IDC Health Insights Report, 2014 95%

32 HEALTHCARE COMMUNITY MODEL GOVERNMENT  REGULATION HITECH ANALYTICS • CMS • HCAHPS • NCQA MOVING TO VALUE BASED  REIMBURSEMENT EHR CONSOLIDATED  HOSPITALS  AND/OR  ACCOUNTABLE CARE  ORGANIZATIONS PATIENT CENTERED MEDICAL HOME Exercise BP Glucose POPULATION HEALTH PATIENT AND FAMILY  ENGAGEMENT Laboratories Healthcare Plans Physicians Pharmacies

33 Healthcare Communications  and Collaboration Platform Software  Solutions Device/ Nurse‐Centered Middleware, Other Secure  Messaging HEALTHCARE STRATEGY: INTEGRATED ENTERPRISE SOLUTIONS

34 Notification ● Alerting ● Test Results ● Protocol Response  CONTACT AND SCHEDULING  APPLICATIONS Analytics Mobile Workflow Services COMMON DATA REPOSITORY C O M M U N I C A T I O N S CO M M U N ICATIO N S SPOK SOLUTION VISION

35 Clinical ‐ Nursing Middleware/ Device Centered Innovation New Solutions Consolidation/ Integration  Unified Platform Mobile Secure Messaging FOCUS AREAS

36 Platform Care Connect CONSOLE Care Connect WEB Care Connect SPEECH Care Connect ALERTING Care Connect MOBILE THE SPOK CARE CONNECT PLATFORM

37 PUBLIC SAFETY ENVIRONMENT Regionalization / Consolidation – State / Regional Text to 9‐1‐1 – New Way to Contact 9‐1‐1 Migration to IP – Voice & Radio Hosted / Cloud – State / Regional ESINet

38 INNOVATION INCUBATOR Customers  Suggest  Ideas to  Spok Idea  Selection Project  Kickoff Iteration  Reviews Customer/  Market  Feedback Innovation Lab Productization Business Case  Review Idea Funding Solution Launch

SOLUTION DIRECTION Brian Edds Vice President of Product Strategy

40 KEY TRENDS IN CRITICAL COMMUNICATIONS ENTERPRISE COLLABORATION NEW RULES & REGULATIONS EVENTS & ALARMS APP INTEROPERABILITY FAST DATA

41 IMPROVING WORKFLOWS WITH COMMUNICATION SOLUTIONS Contact and Scheduling  Information STAFF  MEMBERS CLINICAL SYSTEMS  INTERFACES STAFF MEMBERS SMARTPHONES TABLETS WIRELESS  TELEPHONY REMOTE  MONITORING DEVICES PAGERS DIGITAL SIGNAGE   WHITEBOARDS MODES OF  INTEGRATION • Alarms/Events • Messages • Calls NURSE CALL TELEMETRY VENTILATOR

42 2015/16 SOLUTION LINEUP CALL CENTER ALERTING MOBILE PUBLIC  SAFETY AMERICAS EMEA & APAC Console, Web ENH Recording ENH Speech, Accounting Console ENH Web ENH Speech Clinical Alerting ENH Campus Notification Secure Texting/Alerting ENH Paging E9‐1‐1 Call‐Taking/Location NG9‐1‐1 Call‐Taking NEW NG9‐1‐1 Call‐Taking NEW

43 COMPETITIVE ADVANTAGE Integrated Suite Communication‐ Driven Workflow Multi‐Modal Certifications/ Integrations Enterprise Directory

SOLUTION DEVELOPMENT Kyle Gunderson Vice President of Development and  Chief Technology Officer

45 DELIVERING THE VISION Leading Software Development Practice Continuous innovation and improvement Frameworks Technology Talent Workflow‐enabled communications

46 PRODUCT DEVELOPMENT ‐ FRAMEWORK FOR SUCCESS GUIDING PRINCIPLES • Focus on quality • Dedicated development teams • Consistent estimation process • Limit work in progress • Technology and automation • Transparency and visibility Predictability Quality Productivity Responsiveness

47 INNOVATION IN SOFTWARE SOLUTION DEVELOPMENT TOOLS TECHNOLOGY ARCHITECTURE

48 SOFTWARE TECHNOLOGY TALENT Develop and Grow Attract and Retain Partner and Extend Train and Prepare Mobile 1 Web Mobile 3 Clinical 3 Console 1 Mobile 2 Clinical 1 Console 2 Platform 1 Telephony Clinical 2 Platform 2 Development Teams

49 SOFTWARE SOLUTION DEVELOPMENT ?Development Team Effectiveness ?Software Product Release ?Software Solution Quality ?Spok Agile Framework

TECHNICAL SUPPORT Thomas Saine, CISSP Chief Information Officer

51 SYSTEMS ENHANCEMENTS  Development, QA, and Performance Testing Systems Well positioned to support existing operations and growth into the future Cloud: CRM, incident management Tools: KM, Idea Management, and CPQ Billing, Operations, and Financial Support System

52 SECURITY HIPAA and PCI compliant Executive‐level team Security appliances  Continued evaluation and testing of security risks to ensure  protected data is secure BCDR plans External Verification HIPAA compliance | PCI testing |American Express Multilayered  Security  Framework

53 INFORMATION TECHNOLOGY ARCHITECTURE  Internal IT systems ready to meet revenue growth and security requirements Upgraded phone  system Implemented RSA 2‐ level authentication Upgraded data  communications Upgrading training  and sales demos Conducting SOC2  Type II audit Consolidating server  environments

54 THE POWER OF PAGING

55 PAGING ARCHITECTURE: TECHNOLOGY REFRESH  Core paging systems operating in efficient and supportable environments  DID PHONE  NUMBERS CORE WIRELESS  MESSAGING  ENGINE PAGING  TERMINALS &  ENCODERS

SALES Gary Ash Global Executive Vice President of Sales

57 WHEN COMMUNICATIONS MATTER, SPOK DELIVERS OUR GOAL

58 CUSTOMER PERCEPTION OF SPOK LEADER/ EXPERT TRUSTED SERVICE  ORIENTED INNOVATIVE

59 IN THEIR WORDS Spok is the best fit for  us. It fulfills all of our  requirements and  quickly delivers  messages wherever  they need to go—in all  the formats and to all  the devices we use. We could survive  without our EHR for a  few hours if we had  to, but we don't feel  like we could survive  even for minutes  without Spok. –Ann Tesmer Regional Director of  Operations Froedtert & The Medical  College of Wisconsin–Anne McNulty Applications Specialist Douglas County Sheriff’s Office (CO)

60 CUSTOMER EXPECTATIONS: CLINICAL WORKFLOW • Clinician communications • Integration • Notifications • Patient‐centric alerting  • Contextual/alarming info • Alarm fatigue reduction

61 CUSTOMER EXPECTATIONS: MOBILE ENABLEMENT • Mobile is the new  desktop • Experience of a  social platform • Information and  alarms • Integrated directory • Data security

62 CUSTOMER EXPECTATIONS: PUBLIC SAFETY • Experience  delivering  mission‐critical  communications • Next‐generation  technology • JITC‐certified  solutions • Integration

63 SOFTWARE SALES OPPORTUNITY IN THE U.S. 33.6% Existing  Spok  Customers 66.4% Opportunity *Source: American Hospital Association, September 2015  (data reflects hospitals which reported bed size) TOTAL U.S. HOSPITALS: 6,119* NEW Software Opportunities 0‐199  Beds 200‐599  Beds 600+ Beds 4,266 811 78

64 SOFTWARE SALES OPPORTUNITY IN EMEA AND APAC EMEA: 6,000+  hospitals APAC: 8,400+ hospitals

65 ANATOMY OF A SUCCESSFUL WIN Trusted Advisor  Status Need, Value,  Budget Defined Collaborative  Discovery at All  Levels Clearly Defined  Delivery and  Support C‐Level  Endorsement Reference‐ability

66 A REGIONAL NOT‐FOR‐PROFIT HEALTH SYSTEM 28 affiliate hospitals,  40,000 employees NEED:  safety,  quality,  efficiency 17  CMIOs  involved,  CNOs and  broad  committee $1.1 million  purchase: Spok  Mobile platform  scalable to  40,000 users

67 400‐BED NON‐PROFIT IN MISSOURI On‐call for  surgeons led to  broader  requirements NEED:  eliminate  paper‐based,  manual  processes CMIO IT Director ED Head $140,000 for  web and  console

68 500+ BEDS IN HAWAII 3,000  employees, 1,200 physicians NEED:  secure  texting, then  console CEO  CMIO CIO $121,000  console in  phase 1,  $180,000  pending

69 WE WIN TODAY AND WILL CONTINUE TO WIN WE SOLVE CRITICAL PROBLEMS: • Collaboration of care • Faster emergency response • Alarm fatigue • Patient and citizen safety WE WILL CONTINUE TO WIN AS WE INNOVATE: • Enhanced clinical workflow solutions • Enhanced mobile platform • Next‐generation 9‐1‐1 offering COMPETITIVE  ADVANTAGE: Single Platform  for Critical  Communications • Data security • Interoperability • Staff productivity • Improving patient satisfaction

WRAP‐UP Vince Kelly

71 SPOK IS WELL POSITIONED FOR FUTURE GROWTH Highly Leveragable  Customer Base Compelling  Product Position Resources to Invest Strong Expansion  Potential • Potential to expand  beyond Unified  Communications and  into a comprehensive  workflow solutions  platform:  ? Patient flow/bed  tracking  ? RTLS  ? Patient safety  ?Discharge  management • Hundreds of U.S.  hospital customers  • Significant whitespace  opportunity  • Customers want to  leverage existing  investments  • Multi‐model support  including Wireless  • Existing investments in  integration  (middleware,  schedules)  • Embedded within  existing client  communication  workflows  • Ample cash and cash  flow to fund product  development and/or  acquisition activity  • Sizable existing sales and  support teams  • Low capital expenditure  requirements  • No other competitor as  well capitalized

QUESTIONS & DISCUSSION